Exhibit 99.1
FOR RELEASE:	July 23, 2007

WESTSTAR FINANCIAL SERVICES CORPORATION
REPORTS SECOND QUARTER EARNINGS UP 13%

ASHEVILLE, NORTH CAROLINA - Weststar Financial Services Corporation  (OTC:BB “WFSC”) reported consolidated net income of $525 thousand for the three months ended June 30, 2007 compared to $466 thousand for the comparable period in 2006 – an increase of 13%.  On a diluted per share basis, earnings for the three-month periods of 2007 and 2006 were $.23 vs. $.21 – an increase of 10%.  For the six-month period ended June 30, 2007, net income totaled $1.0 million compared to $850 thousand for the comparable period in 2006 – an increase of 21%.  On a diluted per share basis, earnings for the six-month periods ended June 30, 2007 and 2006, respectively, were $.45 vs. $.37 – an increase of $22%.  The increase in earnings resulted from growth in net earning assets and improved asset quality.

At June 30, 2007, consolidated assets totaled $164.4 million – a 12% increase over June 30, 2006.   Asset growth was primarily realized in loans, which increased 11% to $123.2 million.  At June 30, 2007, the Company’s allowance for loan losses represented 1.57% of outstanding loans.   Deposits reflected 13% growth to $140.9 million at June 30, 2007 compared to the prior year.   Shareholders’ equity increased 21% over June 30, 2006 to $13.7 million at June 30, 2007.

Return on assets was 1.28% compared to 1.32%, and return on equity was 15.30% compared to 16.64% for the three-month periods ended June 30, 2007 and 2006, respectively.  For the six-month periods ended June 30, 2007 and 2006, respectively, return on assets was 1.27% compared to 1.22%, and return on equity was 15.30% compared to 15.46%.

G. Gordon Greenwood, President and Chief Executive Officer, stated, “Earnings were largely attributable to sustained improvement in asset quality and a healthy demand for loans.  Our local economy continues to reflect steady growth, which has benefited all of our offices.”

Weststar Financial Services Corporation is the parent company of The Bank of Asheville.  Weststar Financial Services Corporation own 100% interest in Weststar Financial Services Corporation I, a statutory trust, and 50% interest in Bank of Asheville Mortgage Company, LLC, a mortgage broker.  The bank operates five full-service banking offices in Buncombe County, North Carolina – Downtown Asheville, Candler, Leicester, South Asheville and Reynolds.  Bank of Asheville Mortgage Company, LLC operates four offices – Downtown Asheville, South Asheville, Hendersonville and Waynesville.

This news release contains forward-looking statements.  Such statements are subject to certain factors that may cause the company’s results to vary from those expected.  These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof.  The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

* * * * *
For Further Information, please contact:	Randall C. Hall
Executive Vice President and Secretary
Chief Financial Officer
Voice (828) 232-2904; Fax (828) 350-3904
e-mail rhall@bankofasheville.com

Weststar Financial Services Corporation & Subsidiary
Selected Financial Data
	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2007	2006	% change	2007	2006	% change
Consolidated earning summary:
Interest income	$3,206,796	$2,669,060	20.2%	$6,300,595	$5,048,703	24.8%
Interest expense	1,315,067	967,215	36.0%	2,576,811	1,836,872	40.3%
Net interest income	1,891,729	1,701,845	11.2%	3,723,784	3,211,831	15.9%
Provision for loan losses	69,720	61,600	13.2%	87,575	152,450	-42.6%
Net interest income after
provision for loan losses	1,822,009	1,640,245	11.1%	3,636,209	3,059,381	18.9%
Other income	394,114	270,475	45.7%	744,483	555,678	34.0%
Other expenses	1,398,247	1,193,891	17.1%	2,773,517	2,308,391	20.2%
Income before taxes	817,876	716,829	14.1%	1,607,175	1,306,668	23.0%
Income taxes	293,304	250,417	17.1%	582,572	457,067	27.5%
Net income	$524,572	$466,412	12.5%	$1,024,603	$849,601	20.6%
Earnings per share - Basic*	$0.25	$0.22	13.6%	$0.49	$0.40	22.5%
Earnings per share - Diluted*	0.23	0.21	9.5%	0.45	0.37	21.6%
Average Shares - Basic*	2,104,131	2,101,706	0.1%	2,107,427	2,101,706	0.3%
Average Shares - Diluted*	2,282,642	2,274,627	0.4%	2,288,086	2,267,748	0.9%
Consolidated balance sheet data:
Total Assets				$164,412,455	$147,330,128	11.6%
Total Deposits				140,915,216	125,086,835	12.7%
Loans (gross)				123,199,519	110,747,031	11.2%
Investments				25,777,376	25,726,073	0.2%
Shareholders' Equity				13,681,118	11,293,784	21.1%
Consolidated average balance sheet data:
Total Assets	$163,905,840	$141,740,816	15.6%	$162,273,246	$140,274,917	15.7%
Total Deposits	137,448,436	120,331,869	14.2%	137,521,725	118,605,264	16.0%
Loans (gross)	127,164,672	106,232,569	19.7%	125,395,267	104,194,789	20.4%
Investments	26,733,213	26,993,665	-1.0%	26,484,051	27,132,893	-2.4%
Shareholders' Equity	13,752,135	11,239,611	22.4%	13,504,117	11,084,015	21.8%
Consolidated performance ratios:
Return on average assets**	1.28%	1.32%		1.27%	1.22%
Return on average equity**	15.30%	16.64%		15.30%	15.46%
Capital to Assets	8.39%	7.93%		8.32%	7.90%
Consolidated asset quality data and ratios:
Nonaccruing loans				$326,865	$1,131,397	-71.1%
Accruing loans 90 days past due				1,000	-	-
Nonperforming loans				327,865	1,131,397	-71.0%
Foreclosed properties				574,633	142,000	304.7%
Nonperforming assets				902,498	1,273,397	-29.1%
Allowance for loan losses				1,929,498	1,830,113	5.4%
Loans charged off				59,018	117,086	-49.6%
Recoveries of loans charged off				16,862	34,372	-50.9%
Net loan charge-offs				42,156	82,714	-49.0%
Net charge-offs to average loans**				0.07%	0.16%	-57.7%
Nonperforming loans to total assets				0.20%	0.77%	-74.0%
Allowance coverage of nonperforming loans				588.50%	161.76%	263.8%
Allowance for loan losses to gross loans				1.57%	1.65%	-5.2%
*Shares and per share amounts adjusted for 5-for-4 stock dividend for June 2007
**Annualized based on number of days in the period.

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Weststar Financial Services Corporation & Subsidiary
Supplemental Quarterly Financial Data
	Quarters Ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
	2007	2007	2006	2006	2006
Consolidated earning summary:
Interest income	$3,206,796	$3,093,799	$3,102,808	$2,969,677	$2,669,060
Interest expense	1,315,067	1,261,744	1,232,763	1,126,316	967,215
Net interest income	1,891,729	1,832,055	1,870,045	1,843,361	1,701,845
Provision for loan losses	69,720	17,855	71,445	60,750	61,600
Net interest income after provision for loan loss	1,822,009	1,814,200	1,798,600	1,782,611	1,640,245
Other income	394,114	350,369	472,841	384,026	270,475
Other expenses	1,398,247	1,375,270	1,365,649	1,240,687	1,193,891
Income before taxes	817,876	789,299	905,792	925,950	716,829
Income taxes	293,304	289,268	285,431	333,180	250,417
Net income	$524,572	$500,031	$620,361	$592,770	$466,412
Earnings per share - Basic*	$0.25	$0.24	$0.30	$0.28	$0.22
Earnings per share - Diluted*	0.23	0.22	0.27	0.26	0.21
Average Shares - Basic*	2,104,131	2,103,993	2,101,842	2,101,706	2,101,706
Average Shares - Diluted*	2,282,642	2,286,793	2,281,825	2,277,335	2,274,627
Consolidated balance sheet data:
Total Assets	$164,412,455	$167,085,504	$157,644,462	$153,070,037	$147,330,128
Total Deposits	140,915,216	143,988,696	134,871,081	127,629,905	125,086,835
Loans (gross)	123,199,519	125,721,582	122,463,720	118,650,542	110,747,031
Investments	25,777,376	27,095,590	26,241,010	25,711,065	25,726,073
Shareholders' Equity	13,681,118	13,477,355	12,972,853	12,336,153	11,293,784
Consolidated average balance sheet data:
Total Assets	$163,905,840	$160,622,510	$159,861,014	$151,974,619	$141,740,816
Total Deposits	137,448,436	137,597,472	136,218,131	128,671,518	120,331,869
Loans (gross)	127,164,672	123,606,201	120,915,750	115,642,714	106,232,569
Investments	26,733,213	26,232,122	25,597,572	25,665,897	26,993,665
Shareholders' Equity	13,752,135	13,253,343	12,626,175	11,854,678	11,239,611
Consolidated performance ratios:
Return on average assets**	1.28%	1.26%	1.54%	1.55%	1.32%
Return on average equity**	15.30%	15.30%	19.49%	19.84%	16.64%
Capital to Assets	8.39%	8.25%	7.90%	7.80%	7.93%
Consolidated asset quality data and ratios:
Nonaccruing loans	$326,865	$780,484	$975,190	$937,304	$1,131,397
Accruing loans 90 days past due	1,000	-	-	-	-
Nonperforming loans	327,865	780,484	975,190	937,304	1,131,397
Foreclosed properties	574,633	103,000	106,000	136,177	142,000
Nonperforming assets	902,498	883,484	1,081,190	1,073,481	1,273,397
Allowance for loan losses	1,929,498	1,888,059	1,884,080	1,862,809	1,830,113
Loans charged off	38,846	20,172	58,768	42,601	92,632
Recoveries of loans charged off	10,567	6,295	8,593	14,548	16,258
Net loan charge-offs	28,279	13,877	50,175	28,053	76,374
Net charge-offs to average loans**	0.09%	0.05%	0.16%	0.10%	0.29%
Nonperforming loans to total assets	0.20%	0.47%	0.62%	0.61%	0.77%
Allowance coverage of nonperforming loans	588.50%	241.91%	193.20%	198.74%	161.76%
Allowance for loan losses to gross loans	1.57%	1.50%	1.54%	1.57%	1.65%

* Shares and per share amounts adjusted for 5-for-4 stock dividend for June 2007.
** Annualized based on number of days in the period.

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